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                                                                    EXHIBIT 10.7


                             3PEA TECHNOLOGIES, INC.
                  (A Nevada corporation licensed in California)
                           361 Van Ness Way, Suite 303
                           Torrance, California 90501


For value received, consisting of check number 1503 drawn on the bank of Bank of America from the account of Van Wynbergen Survivor's Trust in the amount of $25,000 on May 12, 2004, 3PEA Technologies, Inc. hereby promises to pay to Lionel Van Wynbergen on order at 5315 Silver Mist Court, Las Vegas, NV 89155 the principal sum of Twenty Five Thousand Dollars ($25,000.00) plus interest calculated at 6% annually of Seven Hundred Fifty Dollars ($750.00) on or before November 12, 2004. In the event this loan is delinquent beyond November 12, 2004 interest thereafter will accrue at an annual rate 12% of principal calculated daily.


Further as an incentive for making this loan, the lender shall receive 5,000 shares of the currently authorized 1,000,000 shares of the company stock. Such stock certificate shall be delivered to the lender as soon as is practicable after signing of this agreement.
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3PEA TECHNOLOGIES, INC.


BY:      SIGNED                       BY:        SIGNED
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NAME: MARK R. NEWCOMER                NAME:   LIONEL VAN WYNBERGEN
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TITLE:    CEO                         TITLE:   INDIVIDUAL
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DATE: MAY 12, 2004                    DATE: MAY 12, 2004
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